LEASES (Schedule of Supplemental Balance Sheet Information Related to Leases) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Operating Leases
Operating lease right-of-use assets	$ 1,153	$ 1,369
Other current liabilities	880	672
Operating lease liabilities	358	744
Total operating lease liabilities	$ 1,238	$ 1,416
Weighted Average Remaining Lease Term Operating leases	1 year 3 months 29 days	2 years 29 days
Weighted Average Discount Rate Operating leases	2.75%	2.75%